------------------------
                                                        OMB APPROVAL
                                                        ------------------------
                                                        OMB Number: 3235-0570

                                                        Expires: August 31, 2010

                                                        Estimated average burden
                                                        hours per response: 18.9
                                                        ------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21483
                                  ----------------------------------------------

                                 Veracity Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

  401 West Main Street, Suite 2100      Louisville, Kentucky            40202
--------------------------------------------------------------------------------
        (Address of principal executive offices)                     (Zip code)

                              Wade R. Bridge, Esq.

Ultimus Fund Solutions, LCC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  (502) 379-6980
                                                     ---------------------------

Date of fiscal year end:        February 29, 2008
                          ---------------------------------------------

Date of reporting period:       February 29, 2008
                          ---------------------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

                                 VERACITY FUNDS

                          VERACITY SMALL CAP VALUE FUND


                                  ANNUAL REPORT
                                February 29, 2008


             INVESTMENT ADVISOR                        ADMINISTRATOR
             ------------------                        -------------
      INTEGRITY ASSET MANAGEMENT, LLC           ULTIMUS FUND SOLUTIONS, LLC
            401 West Main Street,                Suite 2100 P.O. Box 46707
         Louisville, Kentucky 40202             Cincinnati, Ohio 45246-0707
                                                      1-866-896-9292

--------------------------------------------------------------------------------

                         Integrity Asset Management, LLC

                                                                  April 25, 2008

Dear Fellow Shareholders,

The major indices continued where they left off late last year by posting declines as we began 2008. Larger caps stocks held up better and outperformed smaller cap stocks. Since our last letter, the Russell 2000 Value Index, the Fund's benchmark index (the "Benchmark"), has declined 14.23% for the 6 months ended February 29, 2008. The S&P 500 Index was off 8.79% and the Dow Jones Industrial Average fell 7.04% for the same period. The Veracity Small Cap Value Fund (Class R) slightly underperformed its Benchmark which lost 15.11%. For the fiscal year ended February 29, 2008, the Fund was down 15.81%; this compared favorably to its Benchmark which was down 17.13%.

During the first half of the Fund's year, the domestic economy slowed, but avoided recession. With economies abroad remaining robust and earnings staying fairly healthy, a number of our stocks performed well, especially those tied to global growth. Shaw Group (SGR) and Perini (PCR) were top performers as they benefited from large scale construction projects. BE Aerospace (BEAV) and Curtiss-Wright (CW) were solid performers that raised estimates on the back of a solid aerospace cycle. GEO Group (GEO), a prison operator, continued to see increased demand and higher per diems. The Fund was the beneficiary of a takeover for Andrews (ANDW) during the summer which appreciated over 40% since initial purchase. The strong earnings trumped rising economic concerns as the markets in general were up slightly. The healthy earnings were broad based among many sectors and this helped our diversified approach to outperform quite nicely.

In recent months, economic headwinds continued to build as the economy slowed and a credit crunch developed. The source of the problem originated in the mortgage space with numerous bankruptcies and near bankruptcies of mortgage companies as the credit crunch took hold, choking off the lifeblood of the industry. There was even serious talk of Countrywide (CFC), the largest home lender in the country, going bankrupt. Credit spreads widened, repricing risk across the board. These events crescendoed when the asset-backed commercial paper market essentially shut down, leaving many businesses wondering where they would get financing. In the middle of September, the Federal Reserve responded by cutting the rate at the Discount Window in between meetings and by lowering the Fed Funds rate at its September meeting. This bit of good news rallied stocks in the months of September and October.

Housing concerns and the unfolding credit crunch continued to take their toll with anxiety increasing that what started in the mortgage sector would spillover into the rest of the economy. Spreads continued to widen and the market for asset-backed commercial paper continued to contract. Many financials took large write-downs and announced intentions to raise capital as a result of the housing downturn and credit market turmoil. In response, the Federal Reserve continued to cut rates and initiated a new Term Auction Facility to increase liquidity. This effort was duplicated abroad with other Central Banks in Europe. The Treasury department joined in on the act with a plan designed to freeze teaser rates helping some homeowners faced with higher mortgage rate resets. With lower rates domestically and overseas economies remaining robust, inflationary concerns intensified as energy and commodity prices surged into the beginning of this year. With this backdrop, equity markets were in the red for the past 4 months.

Energy continued to be the place to invest. It has been the only sector with positive appreciation as the average energy name in the Benchmark was up more than 10% over the past 6 months. On the other end of the spectrum, as recession was increasingly being discounted, Technology, Consumer Discretionary and Financials were down more than 15%.

The sector positioning of the Veracity Small Cap Value Fund, compared to the Benchmark, was slightly underweight Energy and Basic Materials, which hurt performance. Being underweight to Consumer Discretionary and Financial stocks offset much of this. We were overweight Technology and Producer Durables and this was a small negative to performance. Stock selection was a minor detractor as a number of our Financials suffered.

A few names that we would like to highlight include Walter Industries (WLT), a producer of metallurgical coal, was up 117% as their end-markets remain red-hot and they have been able to increase production to take advantage. Perrigo
(PRGO), a branded drug maker, appreciated 62% as it has benefited from recent drug approvals. Carrizo Oil & Gas (CRZO), an exploration and production company focused on natural gas, increased 47% as it benefited from higher natural gas prices. CF Industries Holdings (CF) was up 93% as it has beat expectations and fertilizer demand remained strong. Alpharma (ALO), a drug maker, was up 10% as new product launches continued to gain steam.

The housing crisis and associated credit crunch impacted a number of our names. IndyMac Bancorp (IMB) and BankUnited Financial (BKUNA) were off 74% and 71% respectively as the expected impact on asset values, credit quality and capital levels weighed heavily on both of these names. Corinthian College (COCO), a provider of post-secondary education, became a victim of the credit crunch suffering a 43% decline. Sallie Mae reduced new funding, thus making it more challenging for students to secure ongoing financial support. Arris Group (ARRS) declined 62% on disappointing first half earnings guidance. We expect their earnings to accelerate over the next few quarters due to a new product cycle.

We have been focusing on larger, more liquid and higher quality companies within the Benchmark for a number of quarters. Our overweight to larger and higher quality companies were positive attributes during this tough time. The top quintile of market cap companies outperformed by 800 basis points relative to the lowest quintile. The performance differential in quality was even greater as the highest quintile outperformed by almost 3,000 basis points against the lowest quintile. Liquidity was not much of a differentiating factor over the past 6 months.

The markets have reminded us of the scene from the movie "Marathon Man" where Dustin Hoffman's character is asked "Is it safe?" His response is, "Yes, it(C)s safe, it(C)s very safe, it(C)s so safe you wouldn(C)t believe it." He is asked once again "Is it safe?" His response is, "No. It(C)s not safe, it(C)s... very dangerous, be careful." Just as the character had no idea what Lawrence Olivier was referring to and went back and forth in his response, the market had no clue about the depth of the financial problems. On the one hand the financial crisis seemed to have no bottom as reflected in bankruptcies, significant losses, capital raises and the emergency sale of Bear Stearns to JP Morgan. On the other hand we had the Fed aggressively lowering interest rates, TAF auctions and talk of reduced capital requirements for Fannie Mae and Freddie Mac designed to improve liquidity and prevent an economic slowdown from becoming a recession. Is it safe? The market certainly thinks it's not safe; that it is dangerous. Our view is that we are beginning to see the signs that the market is safe. We see the seeds being sown for better times.

Our outlook for the months ahead is this: Stocks have been increasingly discounting recession. This has been most apparent in the Financial, Technology and Consumer sectors. We think that valuations have made it reasonable to start increasing positions in these sectors.

We are changing our stance from the last year and a half where we believed that with a slowing economy it made sense to position the Fund in stocks that were larger cap, higher quality, more liquid and later cycle. The source of the current market and economic crisis is financial. The crisis manifested itself in the form of severely reduced liquidity in the debt markets, widening credit spreads and a contraction in available credit. If we are right that the root of the current turmoil is financial, then it seems to us that when it resolves, credit spreads will narrow and debt availability will increase. In that environment, we would expect to see Financials stocks significantly outperform. We also think we will see smaller, less liquid, higher leveraged and lower quality stocks outperform.

The question for us is when, not if. However, "when?" is a significant question in the context of the type of stocks we believe will work. It is not a group that we want to be in too early, but we also believe today's investing environment is presenting us with opportunities not seen in twenty years. Our plan is to incrementally move the Fund toward the above characteristics while adding to Financials, Consumer Cyclicals and Technology. In addition, in an environment where valuations are low, but company-specific risk is high, we believe it is prudent to increase the number of holdings in the Fund as we implement this incremental shift.

We appreciate your continued investment in the Fund and look forward to participating with you in the better economic environment to come.

Sincerely,

/s/ Daniel G. Bandi                             /s/ Matthew G. Bevin

Daniel G. Bandi                                 Matthew G. Bevin
Chief Investment Officer                        President - Veracity Funds
Vice President - Veracity Funds

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RESULTS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, ARE AVAILABLE BY CALLING 1-866-896-9292.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund's prospectuses contain this and other important information. To obtain a copy of the Fund's prospectus please call 1-866-896-9292 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. Veracity Small Cap Value Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser's current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

                         VERACITY SMALL CAP VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in the Veracity Small
              Cap Value Fund (a) and the Russell 2000 Value Index

                              [LINE GRAPH OMITTED]

             Veracity Small Cap                   Russell 2000
            Value Fund - Class R                   Value Index
         ---------------------------        ---------------------------
           3/30/2004   $ 10,000              3/30/2004   $ 10,000
           8/31/2004      9,640              8/31/2004      9,745
           2/28/2005     11,495              2/28/2005     11,244
           8/31/2005     12,145              8/31/2005     11,949
           2/28/2006     13,447              2/28/2006     13,000
           8/31/2006     13,571              8/31/2006     13,469
           2/28/2007     14,585              2/28/2007     14,865
           8/31/2007     14,465              8/31/2007     14,363
           2/29/2008     12,279              2/29/2008     12,319

Past performance is not predictive of future performance.

            --------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS (b)
                      (for periods ended February 29, 2008)

                             1 Year     Since Inception (c)
                             -------    -------------------
                 Class R     -15.81%          5.38%
                 Class I     -15.57%          2.08%
            --------------------------------------------------------

(a) The line graph above represents performance of Class R shares only, which will vary from the performance of Class I shares to the extent the Classes do not have the same expenses or inception dates.

(b) The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Initial public offering of Class R shares and Class I shares commenced on March 30, 2004 and July 7, 2005, respectively.

                         VERACITY SMALL CAP VALUE FUND
                    SECTOR DIVERSIFICATION (% OF NET ASSETS)
                      AS OF FEBRUARY 29, 2008 (UNAUDITED)

                              [BAR CHART OMITTED]

                   Consumer Discretionary              9.5%
                   Consumer Staples                    3.5%
                   Energy                              2.7%
                   Financials                         32.9%
                   Health Care                         8.9%
                   Industrials                        11.7%
                   Information Technology             13.1%
                   Materials                           5.8%
                   Telecommunications Services         1.0%
                   Utilities                           6.8%
                   Preferred Stocks                    0.5%
                   Money Market Funds                  2.0%
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
                       AS OF FEBRUARY 29, 2008 (UNAUDITED)

-----------------------------------------------------------------------------------------------------
COMPANY                           PRIMARY BUSINESS          SECTOR CLASSIFICATION    % OF NET ASSETS
-----------------------------------------------------------------------------------------------------
CF Industries Holdings, Inc.      Chemicals                 Materials                      1.9%
-----------------------------------------------------------------------------------------------------
Geo Group, Inc. (The)             Commercial Services       Industrials                    1.6%
-----------------------------------------------------------------------------------------------------
First Midwest Bancorp, Inc.       Regional Banks            Financials                     1.4%
-----------------------------------------------------------------------------------------------------
Perrigo Co.                       Pharmaceuticals           Health Care                    1.4%
-----------------------------------------------------------------------------------------------------
OM Group, Inc.                    Chemicals                 Materials                      1.3%
-----------------------------------------------------------------------------------------------------
STERIS Corp.                      Health Care Equipment     Health Care                    1.3%
-----------------------------------------------------------------------------------------------------
Longs Drug Stores Corp.           Drug Retail               Consumer Staples               1.3%
-----------------------------------------------------------------------------------------------------
Silgan Holdings, Inc.             Containers                Materials                      1.3%
-----------------------------------------------------------------------------------------------------
Alpharma, Inc. - Class A          Pharmaceuticals           Health Care                    1.3%
-----------------------------------------------------------------------------------------------------
Assured Guaranty Ltd.             Insurance                 Financials                     1.3%
-----------------------------------------------------------------------------------------------------

VERACITY SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
FEBRUARY 29, 2008
================================================================================
    SHARES    COMMON STOCKS - 95.9%                                    VALUE
--------------------------------------------------------------------------------
              CONSUMER DISCRETIONARY - 9.5%
    47,769    American Axle & Manufacturing Holdings, Inc.          $    940,094
    26,458    AnnTaylor Stores Corp. (a)                                 635,521
    68,446    Brown Shoe Co., Inc.                                     1,004,787
    32,080    CBRL Group, Inc.                                         1,168,354
    43,235    CEC Entertainment, Inc. (a)                              1,159,995
    53,130    Cinemark Holdings, Inc.                                    767,197
    77,842    Cooper Tire & Rubber Co.                                 1,406,605
    78,279    Entercom Communications Corp.                              874,376
    14,764    Ethan Allen Interiors, Inc.                                402,171
    86,286    IKON Office Solutions, Inc.                                614,356
    50,956    Media General, Inc. - Class A                              794,914
    34,124    RC2 Corp. (a)                                              633,000
    47,004    Ryland Group, Inc.                                       1,329,743
    66,455    Stage Stores, Inc.                                         841,320
   226,886    Standard Pacific Corp.                                     932,501
                                                                    ------------
                                                                      13,504,934
                                                                    ------------
              CONSUMER STAPLES - 3.5%
    36,891    Fresh Del Monte Produce, Inc. (a)                        1,225,150
    46,859    Lance, Inc.                                                784,888
    38,441    Longs Drug Stores Corp.                                  1,846,321
    34,395    Ruddick Corp.                                            1,109,239
                                                                    ------------
                                                                       4,965,598
                                                                    ------------
              ENERGY - 2.7%
    17,384    Carrizo Oil & Gas, Inc. (a)                              1,003,926
    83,746    Matrix Service Co. (a)                                   1,703,394
    26,147    Penn Virginia Corp.                                      1,112,816
                                                                    ------------
                                                                       3,820,136
                                                                    ------------
              FINANCIALS - 32.9%
    13,305    Alexandria Real Estate Equities, Inc.                    1,221,399
    48,047    American Campus Communities, Inc.                        1,254,027
   124,287    American Equity Investment Life Holding Co.              1,186,941
    55,331    AmTrust Financial Services, Inc.                           924,028
   123,210    Anworth Mortgage Asset Corp.                             1,169,263
    27,955    Apollo Investment Corp.                                    433,303
    11,794    Ares Capital Corp.                                         151,199
    25,487    Argo Group International Holdings Ltd. (a)                 953,724
    71,067    Assured Guaranty Ltd.                                    1,822,869
    73,000    BankAtlantic Bancorp, Inc.                                 332,880
   108,881    BankUnited Financial Corp. - Class A                       531,339
    39,293    Calamos Asset Management, Inc. - Class A                   722,598
    57,182    Central Pacific Financial Corp.                          1,057,295
    87,845    Chimera Investment Corp.                                 1,455,592
    29,450    Citizens Republic Bancorp, Inc.                            327,779
    89,521    Dime Community Bancshares                                1,362,510

See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS - 95.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              FINANCIALS - 32.9% (CONTINUED)
    23,157    Downey Financial Corp.                                $    606,482
    82,227    DuPont Fabros Technology, Inc.                           1,381,414
   135,100    E*TRADE Financial Corp. (a)                                576,877
    21,722    FirstFed Financial Corp. (a)                               678,813
    85,270    FirstMerit Corp.                                         1,600,518
    77,990    First Midwest Bancorp, Inc.                              2,031,640
    30,330    Hancock Holding Co.                                      1,123,423
    40,196    Hanover Insurance Group, Inc.                            1,756,163
    15,618    Health Care REIT, Inc.                                     642,837
    29,635    Independent Bank Corp.                                     289,238
   128,826    IndyMac Bancorp, Inc.                                      792,280
    30,671    International Bancshares Corp.                             664,947
    39,650    Meadowbrook Insurance Group, Inc. (a)                      315,614
    37,650    MFA Mortgage Investments, Inc.                             359,934
    17,529    Navigators Group, Inc. (The) (a)                           959,362
   132,963    NorthStar Realty Finance Corp.                           1,182,041
    83,870    Old National Bancorp                                     1,301,662
    48,181    PFF Bancorp, Inc.                                          408,093
    24,100    ProAssurance Corp. (a)                                   1,281,397
   125,568    RAIT Financial Trust                                       960,595
    76,100    Realty Income Corp.                                      1,751,061
    25,640    RLI Corp.                                                1,339,177
    44,727    South Financial Group, Inc. (The)                          645,411
    42,443    Sterling Financial Corp.                                   631,976
   126,652    Thornburg Mortgage, Inc.                                 1,127,203
    40,184    Tower Group, Inc.                                        1,141,627
    72,116    Trustmark Corp.                                          1,425,012
    49,082    Universal American Financial Corp. (a)                     843,229
    66,435    Washington Federal, Inc.                                 1,508,075
    34,278    Washington Real Estate Investment Trust                  1,094,154
    46,069    World Acceptance Corp. (a)                               1,399,576
                                                                    ------------
                                                                      46,726,577
                                                                    ------------
              HEALTH CARE - 8.9%
    72,818    Alpharma, Inc. - Class A (a)                             1,833,557
    29,658    Kindred Healthcare, Inc. (a)                               625,487
    56,134    LifePoint Hospitals, Inc. (a)                            1,406,718
    34,320    Magellan Health Services, Inc. (a)                       1,487,086
    31,410    Owens & Minor, Inc.                                      1,349,688
    60,631    Perrigo Co.                                              2,026,288
    48,076    Sciele Pharma, Inc. (a)                                    995,173
    76,178    STERIS Corp.                                             1,875,502
    21,170    Varian, Inc. (a)                                         1,146,355
                                                                    ------------
                                                                      12,745,854
                                                                    ------------
              INDUSTRIALS - 11.7%
    25,750    Actuant Corp. - Class A                                    692,160
    25,200    A.O. Smith Corp.                                           918,036
    15,202    BE Aerospace, Inc. (a)                                     521,429
    18,850    Belden, Inc.                                               740,805
    23,306    Ceradyne, Inc. (a)                                         725,050
    20,817    Consolidated Graphics, Inc. (a)                          1,107,256
    38,373    Curtiss-Wright Corp.                                     1,613,968
    18,314    Esterline Technologies Corp. (a)                           959,654
    29,645    Genesee & Wyoming, Inc. - Class A (a)                      918,995

See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    COMMON STOCKS - 95.9% (CONTINUED)                        VALUE
--------------------------------------------------------------------------------
              INDUSTRIALS - 11.7% (CONTINUED)
    82,602    Geo Group, Inc. (The) (a)                             $  2,204,647
    34,399    Moog, Inc. - Class A (a)                                 1,411,735
     3,980    Perini Corp. (a)                                           149,170
    58,413    Quanta Services, Inc. (a)                                1,394,902
     7,700    Regal-Beloit Corp.                                         284,284
    26,350    Sterling Construction Co., Inc. (a)                        529,899
    22,794    URS Corp. (a)                                              918,142
    18,809    Wabtec Corp.                                               650,979
    16,669    Walter Industries, Inc.                                    910,627
                                                                    ------------
                                                                      16,651,738
                                                                    ------------
              INFORMATION TECHNOLOGY - 13.1%
   127,677    ADC Telecommunications, Inc. (a)                         1,745,345
   131,983    Arris Group, Inc. (a)                                      758,902
   478,455    Atmel Corp. (a)                                          1,554,979
    44,581    Benchmark Electronics, Inc. (a)                            748,961
    32,180    Diodes, Inc. (a)                                           726,303
   125,862    Fairchild Semiconductor International, Inc. (a)          1,403,361
    52,549    Harris Stratex Networks, Inc. - Class A (a)                527,592
    68,030    Insight Enterprises, Inc. (a)                            1,192,566
    86,919    Integrated Device Technology, Inc. (a)                     729,250
    47,650    JDA Software Group, Inc. (a)                               813,386
   129,592    Lawson Software, Inc. (a)                                1,010,818
   138,346    MasTec, Inc. (a)                                         1,204,994
    69,984    Mentor Graphics Corp. (a)                                  636,854
    93,243    Parametric Technology Corp. (a)                          1,427,550
    67,156    Plexus Corp. (a)                                         1,663,454
    59,881    Sybase, Inc. (a)                                         1,594,032
    54,739    Veeco Instruments, Inc. (a)                                848,454
                                                                    ------------
                                                                      18,586,801
                                                                    ------------
              MATERIALS - 5.8%
    21,559    CF Industries Holdings, Inc.                             2,631,923
    53,025    H.B. Fuller Co.                                          1,206,319
    53,373    Myers Industries, Inc.                                     649,549
    31,088    OM Group, Inc. (a)                                       1,881,757
    39,399    Silgan Holdings, Inc.                                    1,841,509
                                                                    ------------
                                                                       8,211,057
                                                                    ------------
              TELECOMMUNICATIONS SERVICES - 1.0%
   354,598    Cincinnati Bell, Inc. (a)                                1,375,840
                                                                    ------------

              UTILITIES - 6.8%
    25,708    ALLETE, Inc.                                               926,516
    60,022    Cleco Corp.                                              1,375,104
    45,592    IDACORP, Inc.                                            1,358,642
    35,635    New Jersey Resources Corp.                               1,639,566
    32,879    Northwest Natural Gas Co.                                1,382,233
    51,807    PNM Resources, Inc.                                        613,395
    28,557    Portland General Electric Co.                              666,235
    69,508    Vectren Corp.                                            1,791,221
                                                                    ------------
                                                                       9,752,912
                                                                    ------------

              TOTAL COMMON STOCKS (Cost $155,833,551)               $136,341,447
                                                                    ------------

See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES    PREFERRED STOCKS - 0.5%                                  VALUE
--------------------------------------------------------------------------------
    32,150    Thornburg Mortgage, Inc., 10.0%, Series F
                (Cost $803,750)                                     $    702,478
                                                                    ------------

================================================================================
    SHARES    MONEY MARKET FUNDS - 2.0%                                VALUE
--------------------------------------------------------------------------------
 2,874,216    First American Treasury Obligations Fund -
                Class Y, 1.558% (b) (Cost $2,874,216)               $  2,874,216
                                                                    ------------

              TOTAL INVESTMENT SECURITIES AT VALUE - 98.4%
                (Cost $159,511,517)                                 $139,918,141

              OTHER ASSETS IN EXCESS OF LIABILITIES - 1.6%             2,268,859
                                                                    ------------

              NET ASSETS - 100.0%                                   $142,187,000
                                                                    ============

(a)   Non-income producing security.

(b) Variable rate security. The coupon rate shown is the effective interest rate as of February 29, 2008.

See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 29, 2008
================================================================================
ASSETS
Investments in securities:
   At acquisition cost                                           $  159,511,517
                                                                 ==============
   At value (Note 1)                                             $  139,918,141
Receivable for investment securities sold                             3,947,000
Receivable for capital shares sold                                      282,830
Dividends receivable                                                    154,907
Other assets                                                             21,335
                                                                 --------------
   TOTAL ASSETS                                                     144,324,213
                                                                 --------------
LIABILITIES
Payable for investment securities purchased                           1,863,968
Payable for capital shares redeemed                                     102,578
Payable to Advisor (Note 3)                                             114,609
Payable to Administrator (Note 3)                                        17,580
Accrued distribution and service plan fees (Note 3)                      22,747
Other accrued expenses                                                   15,731
                                                                 --------------
   TOTAL LIABILITIES                                                  2,137,213
                                                                 --------------

NET ASSETS                                                       $  142,187,000
                                                                 ==============
NET ASSETS CONSIST OF:
Paid-in capital                                                  $  170,963,154
Accumulated net realized losses from security transactions           (9,182,778)
Net unrealized depreciation on investments                          (19,593,376)
                                                                 --------------
NET ASSETS                                                       $  142,187,000
                                                                 ==============
PRICING OF CLASS R SHARES
Net assets applicable to Class R shares                          $   91,731,202
                                                                 ==============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                         4,384,565
                                                                 ==============
Net asset value and offering price per share (a) (Note 1)        $        20.92
                                                                 ==============
PRICING OF CLASS I SHARES
Net assets applicable to Class I shares                          $   50,455,798
                                                                 ==============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                         2,406,408
                                                                 ==============
Net asset value and offering price per share (a) (Note 1)        $        20.97
                                                                 ==============

(a)   Redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 29, 2008
================================================================================
INVESTMENT INCOME
   Dividends                                                    $  2,903,486
   Interest                                                              981
                                                                ------------
                                                                   2,904,467
                                                                ------------
EXPENSES
   Investment advisory fees (Note 3)                               1,889,920(a)
   Distribution and service plan expense - Class R (Note 3)          297,799
   Mutual fund services fees (Note 3)                                280,818
   Custodian fees                                                     42,224
   Compliance service fees                                            24,912
   Professional fees                                                  21,010
   Registration fees - Common                                          7,304
   Registration fees - Class R                                        12,184
   Registration fees - Class I                                         1,075
   Trustees' fees and expenses                                        18,183
   Insurance expense                                                  17,335
   Postage and supplies                                                8,723
   Reports to shareholders                                             4,593
   Pricing fees                                                        3,515
   Other expenses                                                      7,650
                                                                ------------
      TOTAL EXPENSES                                               2,637,245
                                                                ------------

NET INVESTMENT INCOME                                                267,222
                                                                ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                     500,524
   Net change in unrealized appreciation/depreciation
      on investments                                             (28,781,545)
                                                                ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                (28,281,021)
                                                                ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                      $(28,013,799)
                                                                ============


(a) Includes the recovery of previously waived investment advisory fees by the Advisor (Note 3).

See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
=================================================================================================================
                                                                                    YEAR                YEAR
                                                                                    ENDED              ENDED
                                                                                 FEBRUARY 29,        FEBRUARY 28,
                                                                                     2008               2007
-----------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                        $      267,222     $      236,841
   Net realized gains from security transactions                                       500,524          9,777,284
   Net change in unrealized appreciation/depreciation
      on investments                                                               (28,781,545)         3,038,726
                                                                                --------------     --------------
Net increase (decrease) in net assets from operations                              (28,013,799)        13,052,851
                                                                                --------------     --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income, Class R                                                 (97,196)          (134,432)
   From net investment income, Class I                                                (170,027)          (197,011)
   From net realized gains on investments, Class R                                  (8,140,822)        (5,746,051)
   From net realized gains on investments, Class I                                  (4,379,330)        (3,392,293)
   Return of capital, Class R                                                          (63,830)                --
   Return of capital, Class I                                                          (97,469)                --
                                                                                --------------     --------------
Net decrease in net assets from distributions to shareholders                      (12,948,674)        (9,469,787)
                                                                                --------------     --------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS R
   Proceeds from shares sold                                                        32,454,999         83,571,035
   Reinvestment of distributions to shareholders                                     8,301,828          5,827,637
   Proceeds from redemption fees collected (Note 1)                                     11,939                518
   Payments for shares redeemed                                                    (39,284,170)       (19,257,453)
                                                                                --------------     --------------
Net increase in net assets from Class R capital share transactions                   1,484,596         70,141,737
                                                                                --------------     --------------
CLASS I
   Proceeds from shares sold                                                         3,405,660         51,763,500
   Reinvestment of distributions to shareholders                                     3,729,195          2,771,948
   Proceeds from redemption fees collected (Note 1)                                         30                 --
   Payments for shares redeemed                                                    (16,935,528)       (10,830,912)
                                                                                --------------     --------------
Net increase (decrease) in net assets from Class I capital share transaction        (9,800,643)        43,704,536
                                                                                --------------     --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (49,278,520)       117,429,337

NET ASSETS
   Beginning of year                                                               191,465,520         74,036,183
                                                                                --------------     --------------
   End of year                                                                  $  142,187,000     $  191,465,520
                                                                                ==============     ==============

UNDISTRIBUTED NET INVESTMENT INCOME                                             $           --     $           --
                                                                                ==============     ==============
SUMMARY OF CAPITAL SHARE ACTIVITY
CLASS R
    Shares sold                                                                      1,221,303          3,148,043
    Shares issued in reinvestment of distributions to shareholders                     349,870            216,317
    Shares redeemed                                                                 (1,548,797)          (721,386)
                                                                                --------------     --------------
    Net increase in shares outstanding                                                  22,376          2,642,974
    Shares outstanding, beginning of year                                            4,362,189          1,719,215
                                                                                --------------     --------------
    Shares outstanding, end of year                                                  4,384,565          4,362,189
                                                                                ==============     ==============
CLASS I
   Shares sold                                                                         127,111          1,949,050
   Shares issued in reinvestment of distributions to shareholders                      156,650            102,592
   Shares redeemed                                                                    (654,603)          (400,837)
                                                                                --------------     --------------
   Net increase (decrease) in shares outstanding                                      (370,842)         1,650,805
   Shares outstanding, beginning of year                                             2,777,250          1,126,445
                                                                                --------------     --------------
   Shares outstanding, end of year                                                   2,406,408          2,777,250
                                                                                ==============     ==============

See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND - CLASS R
FINANCIAL HIGHLIGHTS
==========================================================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
--------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR           YEAR           YEAR          PERIOD
                                                                  ENDED          ENDED          ENDED           ENDED
                                                                FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,   FEBRUARY 28,
                                                                   2008           2007           2006          2005 (a)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          $    26.79     $    26.01     $    22.99     $    20.00
                                                                ----------     ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income (loss)                                       0.03           0.03          (0.02)         (0.04)
   Net realized and unrealized gains (losses) on investments         (4.05)          2.18           3.84           3.03
                                                                ----------     ----------     ----------     ----------
Total from investment operations                                     (4.02)          2.21           3.82           2.99
                                                                ----------     ----------     ----------     ----------
Less distributions:
   From net investment income                                        (0.03)         (0.03)            --             --
   From net realized gains on investments                            (1.81)         (1.40)         (0.80)            --
   Return of capital                                                 (0.01)            --             --             --
                                                                ----------     ----------     ----------     ----------
Total distributions                                                  (1.85)         (1.43)         (0.80)            --
                                                                ----------     ----------     ----------     ----------

Proceeds from redemption fees collected (Note 1)                      0.00(b)        0.00(b)    0.00 (b)           0.00(b)
                                                                ----------     ----------     ----------     ----------

Net asset value at end of period                                $    20.92     $    26.79     $    26.01     $    22.99
                                                                ==========     ==========     ==========     ==========

Total return (c)                                                   (15.81%)         8.46%         16.98%         14.95%(d)
                                                                ==========     ==========     ==========     ==========

Net assets at end of period (000's)                             $   91,731     $  116,883     $   44,708     $   15,887
                                                                ==========     ==========     ==========     ==========

Ratio of net expenses to average net assets                          1.50%(g)       1.50%(e)       1.49%(e)       1.49%(e)(f)

Ratio of net investment income (loss) to average net assets          0.06%(g)       0.08%         (0.13%)        (0.33%)(f)

Portfolio turnover rate                                                92%           106%           140%           187%(f)
--------------------------------------------------------------------------------------------------------------------------

(a) Represents the period from the commencement of operations (March 30, 2004) through February 28, 2005.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent fee waivers and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.56%, 1.82% and 2.08%(f) for the periods ended February 28, 2007, 2006 and 2005, respectively.

(f)   Annualized.

(g) Absent the recoupment of fees previously waived and reimbursed by the Advisor, the ratio of expenses to average net assets would have been 1.49% and the ratio of net investment income to average net assets would have been 0.07% for the year ended February 29, 2008.

See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND - CLASS I
FINANCIAL HIGHLIGHTS
===========================================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
-----------------------------------------------------------------------------------------------------------
                                                                   YEAR           YEAR          PERIOD
                                                                  ENDED          ENDED           ENDED
                                                                FEBRUARY 29,   FEBRUARY 28,   FEBRUARY 28,
                                                                   2008           2007         2006 (a)
-----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          $    26.85     $    26.04     $    23.42
                                                                ----------     ----------     ----------
Income (loss) from investment operations:
   Net investment income                                              0.07           0.08           0.02
   Net realized and unrealized gains (losses) on investments         (4.03)          2.20           3.42
                                                                ----------     ----------     ----------
Total from investment operations                                     (3.96)          2.28           3.44
                                                                ----------     ----------     ----------
Less distributions:
   From net investment income                                        (0.07)         (0.07)         (0.02)
   From net realized gains on investments                            (1.81)         (1.40)         (0.80)
   Return of capital                                                 (0.04)            --             --
                                                                ----------     ----------     ----------
Total distributions                                                  (1.92)         (1.47)         (0.82)
                                                                ----------     ----------     ----------

Proceeds from redemption fees collected (Note 1)                      0.00(b)          --             --
                                                                ----------     ----------     ----------

Net asset value at end of period                                $    20.97     $    26.85     $    26.04
                                                                ==========     ==========     ==========

Total return (c)                                                   (15.57%)         8.72%         15.03%(d)
                                                                ==========     ==========     ==========

Net assets at end of period (000's)                             $   50,456     $   74,583     $   29,328
                                                                ==========     ==========     ==========

Ratio of net expenses to average net assets                          1.25%(g)       1.25%(e)       1.25%(e)(f)

Ratio of net investment income to average net assets                 0.31%(g)       0.33%          0.12%(f)

Portfolio turnover rate                                                92%           106%           140%
-----------------------------------------------------------------------------------------------------------

(a) Represents the period from the commencement of operations (July 7, 2005) through February 28, 2006.

(b)   Amount rounds to less than $0.01 per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e) Absent fee waivers and expense reimbursements by the Advisor, the ratio of expenses to average net assets would have been 1.31% and 1.58%(f) for the periods ended February 28, 2007 and 2006, respectively.

(f)   Annualized.

(g) Absent the recoupment of fees previously waived and reimbursed by the Advisor, the ratio of expenses to average net assets would have been 1.24% and the ratio of net investment income to average net assets would have been 0.32% for the year ended February 29, 2008.

See accompanying notes to financial statements.

VERACITY SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 29, 2008
================================================================================

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
      The Veracity Small Cap Value Fund (the "Fund") is a diversified series of Veracity Funds (the "Trust"), an open-end management investment company established under the laws of Delaware by the filing of a Certificate of Trust dated December 29, 2003. The public offering of Class R shares and Class I shares commenced on March 30, 2004 and July 7, 2005, respectively.

      The investment objective of the Fund is long-term capital growth.

      The Fund's two classes of shares, Class R and Class I, represent interests in the same portfolio of investments and have the same rights, but differ primarily in the expenses to which they are subject and required investment minimums. Class R shares are subject to a distribution (12b-1) fee at the annual rate of 0.25% of the Fund's average daily net assets allocable to Class R shares and require a $25,000 initial investment, whereas Class I shares are not subject to any distribution fees and require a $250,000 initial investment.

      SECURITIES VALUATION - Securities that are traded on any stock exchange are generally valued at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued at its last bid price. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market quotations are not readily available, when Integrity Asset Management, LLC (the "Advisor") determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      SHARE VALUATION - The net asset value per share of each class of shares of the Fund is calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. The net asset value per share of each class of shares of the Fund is calculated by dividing the total value of the Fund's assets attributable to that class, minus liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each class are subject to a redemption fee of 2% if redeemed within 30 days of purchase. During the years ended February 29, 2008 and February 28, 2007, proceeds from redemption fees totaled $11,939 and $518, respectively, for Class R shares and $30 and $0, respectively, for Class I shares.

      SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

VERACITY SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income and net capital gains, if any, are declared and paid annually in December. The amount of distributions from net investment income and net realized gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the years ended February 29, 2008 and February 28, 2007 was as follows:

                                                      RETURN OF
                        ORDINARY      LONG-TERM        CAPITAL         TOTAL
YEARS ENDED              INCOME     CAPITAL GAINS   (NON-TAXABLE)  DISTRIBUTIONS
-------------------    ----------   -------------    -----------   -------------

CLASS R

February 29, 2008      $7,084,700    $1,153,318      $   63,830     $8,301,848

February 28, 2007      $4,522,176    $1,358,307      $       --     $5,880,483

CLASS I

February 29, 2008      $3,928,933    $  620,424      $   97,469     $4,646,826

February 28, 2007      $2,787,401    $  801,903      $       --     $3,589,304

      ALLOCATION BETWEEN CLASSES - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

      ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

      FEDERAL INCOME TAX - It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

      In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

VERACITY SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      The following information is computed on a tax basis for each item as of February 29, 2008:

            Cost of portfolio investments            $  164,677,689
                                                     ==============
            Gross unrealized appreciation            $    6,802,413
            Gross unrealized depreciation               (31,561,961)
                                                     --------------
            Net unrealized depreciation              $  (24,759,548)
            Post-October losses                          (4,016,606)
                                                     --------------
            Accumulated deficit                      $  (28,776,154)
                                                     ==============

      The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Fund is due to timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are due to the tax deferral of losses on wash sales.

      The Fund had net realized capital losses of $4,016,606 during the period November 1, 2007 through February 29, 2008, which are treated for federal income tax purposes as arising during the Fund's tax year ending February 28, 2009. These "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

      For the year ended February 29, 2008, the Fund reclassified return of capital distributions of $161,299 against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

      On July 13, 2006, the Financial Accounting Standards Board ("FASB") released Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund adopted FIN 48 on August 31, 2007. The adoption of FIN 48 did not have any impact on these financial statements. If applicable, penalties and tax-related interest expense are reported as a component of income tax expense. The statute of limitations on the Fund's tax returns remains open for the years ended February 28, 2005 through February 28, 2008.

      CONTINGENCIES AND COMMITMENTS - The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

VERACITY SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

2.    INVESTMENT TRANSACTIONS
      During the year ended February 29, 2008, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $166,872,674 and $190,602,140, respectively.

3.    TRANSACTIONS WITH AFFILIATES
      Certain Trustees and officers of the Trust are affiliated with the Advisor, or with Ultimus Fund Solutions, LLC ("Ultimus"), the Fund's administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC ("UFD"), the Fund's principal underwriter.

      INVESTMENT ADVISORY AGREEMENT
      Under the terms of the Investment Advisory Agreement between the Trust and the Advisor, the Advisor serves as the investment advisor to the Fund. For its services, the Fund pays the Advisor an investment advisory fee at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor has agreed to reduce its advisory fees and/or reimburse expenses of the Fund to the extent necessary to maintain the Fund's total annual expense ratio at no greater than 1.50% for Class R shares and 1.25% for Class I shares. This contractual obligation expires on June 30, 2009. As of February 29, 2008, the amount of advisory fees payable to the Advisor is $114,609.

      The Advisor may recover advisory fee reductions and/or expense reimbursements on behalf of the Fund, but only for a period of three years after the fee reduction and/or expense reimbursement, and only if such recovery will not cause the Fund's expense ratio with respect to Class R and Class I shares to exceed 1.50% and 1.25%, respectively. During the year ended February 29, 2008, the Advisor recovered $16,597 of previous fee reductions and expense reimbursements. As of February 29, 2008, the amount available for recovery by the Advisor is $227,677 and the Advisor may recover a portion of such amounts no later than the dates as stated below:

                February 28, 2009               February 28, 2010
                    $ 137,586                       $ 90,091

      MUTUAL FUND SERVICES AGREEMENT
      Under the terms of a Mutual Fund Services Agreement, Ultimus provides administrative, fund accounting and pricing, and transfer agent and shareholder services to the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% of the Fund's average daily net assets, subject to a minimum monthly fee of $6,500. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities.

      SERVICE PLAN AND AGREEMENT
      The Trust has adopted a Service Plan and Agreement (the "Plan") for Class R shares, pursuant to which the Fund pays the Advisor a monthly fee for distribution and/or shareholder servicing expenses not to exceed 0.25% per annum of the Fund's average daily net assets allocable to Class R shares. The Advisor, in turn may pay such fees to third parties for eligible services provided by those parties to Class R shareholders.

VERACITY SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

      DISTRIBUTION AGREEMENT
      Under the terms of a Distribution Agreement, UFD provides distribution services to the Trust and serves as principal underwriter to the Fund. For the year ended February 29, 2008, UFD received $6,000 for its services under the Distribution Agreement.

      COMPLIANCE CONSULTING AGREEMENT
      Under the terms of a Compliance Consulting Agreement, Drake Compliance, LLC ("Drake") provides ongoing regulatory compliance consulting, monitoring and reporting services for the Trust. In addition, a principal of Drake serves as the Trust's Chief Compliance Officer as required by Rule 38a-1 under the Investment Company Act of 1940. For these services, Drake receives $2,000 per month from the Fund. In addition, the Fund reimburses certain out-of-pocket expenses incurred by Drake including, but not limited to, postage and supplies and travel expenses.

      PRINCIPAL HOLDERS OF FUND SHARES
      As of February 29, 2008, AST Capital Trust Company, PO Box 52129, Phoenix, AZ 85072, and National Financial Services, LLC, One World Financial Center, New York, NY 10281, owned of record 29% and 24%, respectively, of the Fund's outstanding Class R shares.

4.    ACCOUNTING PRONOUNCEMENT
      In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of February 29, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements. However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

     COHEN                    Cohen Fund Audit Services, Ltd.   440.835.8500
FUND AUDIT SERVICES           800 Westpoint Pkwy., Suite 1100   440.835.1093 fax
                              Westlake, OH  44145-1524

                              www.cohenfund.com





             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
             -------------------------------------------------------



To the Shareholders and Board of Trustees
Veracity Funds


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veracity Funds, comprising the Veracity Small Cap Value Fund (the "Fund"), as of February 29, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the Fund's custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veracity Small Cap Value Fund as of February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Cohen Fund Audit Services

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
April 25, 2008


an independent member of                                                                               SQ
BAKER TILLY               Registered with the Public Company Accounting Oversight Board       Service   IF
INTERNATIONAL                                                                                  Quality
                                                                                                Innovation
                                                                                                 and Fun

VERACITY SMALL CAP VALUE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (September 1, 2007) and held until the end of the period (February 29, 2008).

The tables that follow illustrate the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not impose any sales loads. However, a redemption fee of 2% is applied on the sale of shares (sold within 30 days of the date of their purchase) and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

VERACITY SMALL CAP VALUE FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
================================================================================

More information about the Fund's expenses, including annualized expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

CLASS R
-------------------------------------------------------------------------------------------
                                         Beginning            Ending
                                       Account Value      Account Value      Expenses Paid
                                       Sept. 1, 2007      Feb. 29, 2008      During Period*
-------------------------------------------------------------------------------------------
Based on Actual Fund Return              $1,000.00         $    848.90           $6.90
-------------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)                     $1,000.00         $ 1,017.40            $7.52
-------------------------------------------------------------------------------------------

* Expenses are equal to Class R's annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

CLASS I
-------------------------------------------------------------------------------------------
                                         Beginning            Ending
                                       Account Value      Account Value      Expenses Paid
                                        Sept. 1, 2007     Feb. 29, 2008      During Period*
-------------------------------------------------------------------------------------------
Based on Actual Fund Return              $1,000.00         $    850.30           $5.75
-------------------------------------------------------------------------------------------
Based on Hypothetical 5% Return
   (before expenses)                     $1,000.00         $ 1,018.65            $6.27
-------------------------------------------------------------------------------------------

* Expenses are equal to Class I's annualized expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

OTHER INFORMATION (UNAUDITED)
================================================================================
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-866-896-9292. Furthermore, you may obtain a copy of these filings on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-(800) SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-896-9292, or on the SEC's website at http://www.sec.gov.

VERACITY SMALL CAP VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED)
================================================================================

The Board of Trustees has overall responsibility for management of the Trust's affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                        POSITION(S)     TERM OF OFFICE &                                             FUNDS        DIRECTORSHIPS OF
                        HELD WITH THE   LENGTH OF TIME      PRINCIPAL OCCUPATION(S) DURING PAST 5    OVERSEEN     PUBLIC COMPANIES
NAME, AGE & ADDRESS     TRUST           SERVED              YEARS                                    BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
MATTHEW G. BEVIN*       Trustee,        Indefinite          Chief Executive Officer and Principal,        1              None
                        President                           Integrity Asset Management, LLC,
401 West Main Street,                   Since December,     investment Advisor to the Trust, since
Suite 2100                              2003                2003.  Director of Institutional
Louisville, KY  40202                                       Product Management, INVESCO National
                                                            Asset Management from 2001 to 2003.
Age:  41                                                    B.A. degree from Washington & Lee
                                                            University (1989).
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM H. MCNETT,      Trustee,        Indefinite          Senior Portfolio Manager, Integrity           1              None
III, CFA*               Vice President                      Asset Management, LLC, since June,
                                        Since March, 2004   2003.  Partner, Director of Client
401 West Main Street,                                       Services, Turner Investment Partners,
Suite 2100                                                  Inc. from January, 1999 to June,
Louisville, KY  40202                                       2003.  B.A. in accounting from
                                                            Bloomsburg University, Bloomsburg, PA
Age:  48                                                    in 1982.  Chartered Financial Analyst.
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Bevin and Mr. McNett are considered "Interested" Trustees of the Trust because of their affiliation with the Advisor.

VERACITY SMALL CAP VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                DISINTERESTED (INDEPENDENT) TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                        POSITION(S)     TERM OF OFFICE &                                             FUNDS        DIRECTORSHIPS OF
                        HELD WITH THE   LENGTH OF TIME      PRINCIPAL OCCUPATION(S) DURING PAST 5    OVERSEEN     PUBLIC COMPANIES
NAME, AGE & ADDRESS     TRUST           SERVED              YEARS                                    BY TRUSTEE   HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
DAVID L. EAGER          Trustee         Indefinite          Management Consultant, Eager, Davis &         1         The Caldwell &
                                                            Holmes LLC, since December, 2002.                     Orkin Funds, Inc.
4404 Rivermist Way                      Since March, 2004   B.A. in economics from The Ohio State                    (registered
Louisville, KY  40222                                       University, 1964.  M.B.A. from Western                    management
                                                            Michigan University, 1974.                                investment
Age:  65                                                                                                               company)
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL J. MINNAUGH     Trustee         Indefinite          Formerly Treasurer of The Cleveland           1              None
                                                            Clinic Foundation, a non-profit
9344 White Oak Road                     Since March, 2004   foundation, from October, 2002 through
Kirtland, OH  44094                                         January, 2007.  B.S./B.A. degree, John
                                                            Carroll University, 1982. Certified
                                                            Public Accountant, Ohio, 1984
Age:  48                                                    (inactive).
------------------------------------------------------------------------------------------------------------------------------------
DARLENE V. PINNOCK      Trustee         Indefinite          Director of Investments for the               1              None
                                                            National Geographic Society, a
1145 17th Street NW                     Since March, 2004   non-profit science and educational
Washington, DC 20036                                        organization, since November, 1997.
                                                            B.S. degree from Drexel University,
Age:  47                                                    Philadelphia, PA, in 1982.  MBA from
                                                            Howard University, Washington, DC, in
                                                            1991.
------------------------------------------------------------------------------------------------------------------------------------

VERACITY SMALL CAP VALUE FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (UNAUDITED) (CONTINUED)
================================================================================

----------------------------------------------------------------------------------------------------
                                        EXECUTIVE OFFICERS
----------------------------------------------------------------------------------------------------
                        POSITION(S)
                        HELD WITH THE   LENGTH OF TIME      PRINCIPAL OCCUPATION(S) DURING PAST 5
NAME, AGE & ADDRESS     TRUST           SERVED              YEARS
----------------------------------------------------------------------------------------------------
MARK J. SEGER           Treasurer       Since March, 2004   Managing Director, Ultimus Fund
                        (Chief                              Solutions, LLC, Cincinnati, OH,
225 Pictoria Drive,     Financial                           transfer agent, fund accountant and
Suite 450               Officer)                            administrator to the Trust; Managing
Cincinnati, OH                                              Director, Ultimus Fund Distributors,
45246                                                       LLC, principal underwriter to the
                                                            Trust.
Age:  46
----------------------------------------------------------------------------------------------------
JOHN F. SPLAIN          Secretary       Since March, 2004   Managing Director, Ultimus Fund
                                                            Solutions, LLC, Cincinnati, OH,
225 Pictoria Drive,                                         transfer agent, fund accountant and
Suite 450                                                   administrator to the Trust; Managing
Cincinnati, OH                                              Director, Ultimus Fund Distributors,
45246                                                       LLC, principal underwriter to the
                                                            Trust.
Age:  51
----------------------------------------------------------------------------------------------------
DANIEL G. BANDI         Vice President  Since March, 2004   Chief Investment Officer, Value
                                                            Equities and Principal, Integrity
401 West Main Street,                                       Asset Management, LLC since June, 2003.
Suite 2100                                                  Previously Senior Vice President,
Louisville, KY  40202                                       Managing Director and Portfolio
                                                            Manager, National City, from May, 1988
Age:  43                                                    through June, 2003.
                                                            BA Economics University of Pittsburgh,
                                                            1987.  MBA East Texas State
                                                            University, 1990.
                                                            Chartered Financial Analyst, 1994.
----------------------------------------------------------------------------------------------------
ROBERT G. DORSEY        Vice President  Since March, 2004   Managing Director, Ultimus Fund
                                                            Solutions, LLC, Cincinnati, OH,
225 Pictoria Drive,                                         transfer agent, fund accountant and
Suite 450                                                   administrator to the Trust; Managing
Cincinnati, OH                                              Director, Ultimus Fund Distributors,
45246                                                       LLC, principal underwriter to the
                                                            Trust.
Age:  51
----------------------------------------------------------------------------------------------------

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information ("SAI"). To obtain a free copy of the SAI, please call 1-866-896-9292.

VERACITY SMALL CAP VALUE FUND
FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Fund during the fiscal year ended February 29, 2008. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $12,948,674 as taxed at a maximum rate of 15%.

VERACITY SMALL CAP VALUE FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
================================================================================

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund's Investment Advisory Agreement with the Advisor. Approval took place at a meeting held on March 10, 2008, at which all of the Independent Trustees were present in person.

The Independent Trustees were advised of their fiduciary obligations in determining whether to approve the continuance of the Investment Advisory Agreement, and the Independent Trustees requested such information from the Advisor as they deemed reasonably necessary to evaluate the terms of the Agreement and whether the Agreement continues to be in the best interests of the Fund and its shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Advisor; (ii) the investment performance of the Fund; (iii) the costs of the services provided and the profits realized by the Advisor from its relationship with the Fund; (iv) the financial condition of the Advisor; (v) the extent to which economies of scale would be realized as the Fund grows; and (vi) whether fee levels reflect these economies of scale for the benefit of the Fund's shareholders. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in a private session at which no representatives of the Advisor were present.

The Trustees considered the responsibilities of the Advisor under the Investment Advisory Agreement, noting that the Advisor is responsible for providing the Fund with investment research and advice, and determining the securities to be purchased and sold in accordance with the investment objective and policies of the Fund. The Trustees reviewed the background, qualifications, education and experience of the Advisor's key investment and operational personnel. The Trustees also discussed and considered the quality of administrative and other services provided to the Fund, the Advisor's compliance programs, and the Advisor's role in coordinating such services and programs.

The Trustees reviewed the Advisor's balance sheet as of December 31, 2007 and discussed the financial condition of the Advisor. They considered the growth of the Advisor's business, noting that the Advisor manages more than $2.5 billion in total assets for approximately 69 clients. The Independent Trustees concluded that the Advisor is financially capable of satisfying its obligations under the Investment Advisory Agreement.

The Trustees reviewed analyses of the advisory fees paid to the Advisor over the life of the Fund, both before and after fee reductions. The Trustees noted that, as a result of a recent decline in assets of the Fund, the Advisor is no longer collecting its full advisory fee. The Trustees also discussed the impact of the Fund's closing on new assets coming into the Fund, and were informed by the Advisor that the Fund may be reopened to new investors. The Trustees took into account the considerable investment made by the Advisor to establish the Fund and the ongoing investment made by the Advisor to retain Fund assets.

VERACITY SMALL CAP VALUE FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

In their consideration of the Fund's performance record, the Trustees noted that the Fund has outperformed its primary benchmark, the Russell 2000 Value Index, for the one year, three years and since inception periods ended December 31, 2007. It was also noted that during 2007 the Fund's Class R shares slightly underperformed the average for all small-cap value funds tracked by Morningstar, and the Fund slightly outperformed the average for all such small-cap value funds for the three-year period ended December 31, 2007. The Independent Trustees also reviewed performance information on the Advisor's non-fund clients and found that the Fund's performance record appeared to be generally consistent with performance delivered by the Advisor for non-fund clients.

The Trustees reviewed the Fund's brokerage practices and discussed the Advisor's "soft dollar" relationships. The Independent Trustees discussed the research received by the Advisor and the benefits derived by the Fund as a result of these soft dollar relationships. They also reviewed the average commission rates paid by the Fund and discussed the percentage of Fund trades being directed for soft dollar credits.

The Trustees reviewed information comparing the rate of the advisory fee paid by the Fund and the Fund's total expense ratio to average advisory fees and total expense ratios for all equity funds classified by Morningstar as small-cap value funds. In reviewing the Fund's advisory fee, the Independent Trustees noted that the Fund's 1.00% advisory fee was higher than the average advisory fee (0.87%) and median advisory fee (0.85%) charged by small-cap value funds. The
Independent Trustees next discussed the Fund's total expense ratio for Class R shares (1.50% after fee reductions) and Class I shares (1.25% after fee reductions), noting that the total expense ratio for Class R shares was slightly lower than, and for Class I shares is considerably lower than, the average expense ratio for the universe of small-cap value funds (1.51%). The Independent Trustees also reviewed the fees charged by the Advisor to its non-fund clients, finding that the Advisor generally charges a management fee for its small-cap value equity product equal to that of the Fund, although on occasion the Advisor negotiates lower fees depending on such factors as the size of the account and the level of reporting required by the client.

After having received the Advisor's presentation and reviewing the information provided to them, the Independent Trustees concluded that: (i) based on both short-term and long-term performance record of the Fund (including periods of outperformance and underperformance) and the other services provided under the Investment Advisory Agreement, such as the selection of broker-dealers for executing portfolio transactions, monitoring adherence to the Fund's investment restrictions, and overseeing the activities of the Fund's other service providers, they believe that the Advisor has provided quality services to the Fund compared to similarly managed funds; (ii) although the Fund's advisory fee is higher than the average of comparably managed funds, they believe that the Advisor is providing above average portfolio management services to the Fund; and

VERACITY SMALL CAP VALUE FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)
(CONTINUED)
================================================================================

(iii) shareholders are being provided a high-quality investment option at a total expense ratio that compares favorably to other comparably managed funds. The Independent Trustees decided that, at the present time, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale. The Independent Trustees did note that, if the Fund begins to experience significant growth in its assets, it may become necessary for the Advisor to consider adding fee breakpoints to the Investment Advisory Agreement. The Independent Trustees also considered the "fallout benefits" to the Advisor but, given the amounts involved, viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Fund. Additionally, it was noted that the Advisor has, for much of the Fund's existence, subsidized the Fund with significant fee reductions and expense reimbursements in order to ensure that the Fund's total operating expenses remained competitive.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreement. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it would be in the best interests of the Fund and its shareholders to renew the Investment Advisory Agreement for an additional annual period.

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Michael J. Minnaugh. Mr. Minnaugh is "independent" for purposes of this Item.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $18,150 and $17,570 with respect to the registrant's fiscal years ended February 29, 2008 and February 28, 2007, respectively.

     (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

     (c) TAX FEES. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant's fiscal years ended February 29, 2008 and February 28, 2007, respectively. The services comprising these fees are the preparation of the registrant's federal income and excise tax returns.

     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

  (e)(1)  The  audit  committee  has  not  adopted  pre-approval   policies  and
          procedures  described in paragraph  (c)(7) of Rule 2-01 of  Regulation
          S-X.

  (e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
          (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

     (g) With respect to the fiscal years ended February 29, 2008 and February 28, 2007, aggregate non-audit fees of $2,000 and $2,000, respectively, were billed by the registrant's accountant for services rendered to the registrant. With respect to the fiscal years ended February 29, 2008 and February 28, 2007, aggregate non-audit fees of $29,100 and $42,750, respectively, were billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

     (h) The registrant's audit committee of the board of trustees determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
         COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
         INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto




Exhibit 99.CODE ETH       Code of Ethics

Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   Veracity Funds
             -------------------------------------------------



By (Signature and Title)*      /s/ Matthew G. Bevin
                           -----------------------------------------------------
                              Matthew G. Bevin, President


Date          May 6, 2008
      ----------------------------------





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*      /s/ Matthew G. Bevin
                           -----------------------------------------------------
                              Matthew G. Bevin, President


Date          May 6, 2008
      ----------------------------------



By (Signature and Title)*      /s/ Mark J. Seger
                           -----------------------------------------------------
                              Mark J. Seger, Treasurer


Date          May 6, 2008
      ----------------------------------




* Print the name and title of each signing officer under his or her signature.